UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 8, 2012

MICHAEL BAKER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction

of Incorporation)

1-6627	25-0927646
(Commission File Number)	(IRS Employer Identification No.)

100 Airside Drive Moon Township, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(412) 269-6300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.02.	Results of Operations and Financial Condition.

On November 8, 2012, Michael Baker Corporation (the “Company”) issued a press release reporting, among other things, the Company’s financial results for the quarter ended September 30, 2012. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The information furnished pursuant to this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On November 8, 2012, the Company amended its current credit agreement dated September 30, 2010, which expires on September 30, 2015 (the “Amendment”) to provide for a $50 million revolving credit facility with a bank group led by Citizens Bank of Pennsylvania, as administrative agent, sole bookrunner and sole lead arranger, and joined by PNC Bank, National Association, as syndication agent, and Wells Fargo Bank, National Association. The Amendment reduced the principal amount of the existing revolving credit facility by $75 million and increased the threshold for the Company’s distributions related to shares of capital stock from $5.0 million to $20.0 million. There were no other substantive/material changes to the credit agreement’s covenants.

The foregoing description of the November 8, 2012 Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On November 9, 2012, the Company presented written communications comprised of slides during its earnings conference call and webcast with investors and analysts. The slides from these discussions are attached hereto as Exhibit 99.2 and are being furnished in accordance with Regulation FD of the Securities and Exchange Commission.

The information in this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Security Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

10.1	First Amendment to the Credit Agreement effective November 8, 2012, by and between the Company and Citizens Bank of Pennsylvania, PNC Bank, National Association and Wells Fargo Bank, National Association.

99.1	Press release dated November 8, 2012.

99.2	Presentation materials dated as of November 8, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION

By:	/s/ Michael J. Zugay
Michael J. Zugay
Executive Vice President and Chief Financial Officer

Date: November 9, 2012

EXHIBIT INDEX

Number	Description	Method of Filing

10.1	First Amendment to the Credit Agreement effective November 8, 2012, by and between the Company and Citizens Bank of Pennsylvania, PNC Bank, National Association and Wells Fargo Bank, National Association.	Filed herewith.

99.1	Press release dated November 8, 2012.	Filed herewith.

99.2	Presentation materials dated as of November 8, 2012.	Filed herewith.